                       VALUE LINE AGGRESSIVE INCOME TRUST

--------------------------------------------------------------------------------
                        SUPPLEMENT DATED JUNE 15, 2000,
                        TO PROSPECTUS DATED JUNE 1, 2000
    ------------------------------------------------------------------------

                      At a shareholder's meeting held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan, effective July 1, 2000, under rule 12b-1 of the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The Plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the Plan are payable without regard to actual expenses incurred.

FEE TABLE

                      This table describes the fees and expenses that you pay in connection with an investment in the Fund and replaces the information on page 4 of the Prospectus.

                      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)


                         ---------------------------------------------------------------
                         MANAGEMENT FEES                                           0.66%
                         ---------------------------------------------------------------
                         DISTRIBUTION AND SERVICE (12b-1) FEES*                    0.25%
                         ---------------------------------------------------------------
                         OTHER EXPENSES                                            0.16%
                         ---------------------------------------------------------------
                         TOTAL ANNUAL FUND OPERATING EXPENSES                      1.07%
                         ---------------------------------------------------------------

                                             *   Effective July 1, 2000. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                      EXAMPLE
                      This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your cost would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         -----------------------------------------------------------------------------
                         VALUE LINE AGGRESSIVE INCOME TRUST  $109       $340       $590       $1,306
                         -----------------------------------------------------------------------------

                       VALUE LINE AGGRESSIVE INCOME TRUST

--------------------------------------------------------------------------------
                        SUPPLEMENT DATED JUNE 15, 2000,
                     TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 1, 2000
    ------------------------------------------------------------------------

                      At a shareholder's meeting held on June 15, 2000, the shareholders elected the following additional directors:

                        Frances T. Newton             Computer Programming
                        4921 Buckingham Drive         Professional, Duke Power Company
                        Charlotte, NC 28209
                        Age 58
                        Francis C. Oakley             Professor of History, Williams
                        54 Scott Hill Road            College, 1961 to present,
                        Williamstown, MA 01267        President, 1985-1993, and
                        Age 68                        President Emeritus since 1994;
                                                      Director, Berkshire Life
                                                      Insurance Company
                        Marion N. Ruth                Real Estate Executive.
                        5 Outrider Road               President, Ruth Realty (real
                        Rolling Hills, CA 90274       estate broker)
                        Age 65